General and Administrative Expenses	12 Months Ended
Dec. 31, 2023
General and Administrative Expenses [Abstract]
General and administrative expenses

9.      General and administrative expenses

The following summary key expenses are included in administrative expenses for the year ended:

		For the years ended,
	Note	December 31, 2023	December 31, 2022	December 31, 2021
		$	$	$
Wages & employee benefits		5,698,761	4,403,080	543,006
Professional fees		3,099,798	6,525,039	6,722,078
Drilling and site costs		—	150,173	225,838
Directors’ fees		591,631	192,298	30,353
Legal expenses		5,121,915	10,278,807	1,234,066
Exploration expenses		59	1,314,483	216,990
Depreciation of property and equipment	13	524,959	129,596	25,527
Depreciation of right of use asset	13	353,851	117,436	—
Loss on disposal of property and equipment	13	—	271,789	—
Amortization of intangible assets	15	163,147	71,095	62,646
Provision for VAT receivable	11	4,617,911	—	—
Share-based expense – Lifezone Holdings shareholder earnout	25	248,464,035	—	—
Share-based expense – Sponsor earnout	25	17,094,750	—	—
SPAC transaction expenses	1	76,857,484	—	—
Share-based payment expense – share options	25	—	—	463,094
Share-based payment expense – restricted stock units	24	—	—	9,525,000
Gain (loss) on foreign exchange		(179,640)	55,701	66,295

Lifezone incurred costs of $23.2 million associated with the SPAC and PIPE transactions over 2023 and 2022, of which $9.6 million were accrued in 2022, while $13.5 million were incurred in 2023. Lifezone has apportioned $5.7 million as directly attributable to equity issuance fees recognized within shareholder’s equity resulting in a net balance of $7.9 million expensed which is included in Professional and Legal fees above for the year ended December 31, 2023 (2022: $9.6 million).

Other increase in the general and administrative expenses was primarily due to an increase of $1,695,906 in wages and employee benefits on account of an increase in the number to 189 employees as of December 31, 2023 (93: December 31, 2022).

Please see Note 11 for details on the “Provision for VAT receivable”.

Share-based payment expenses of $265,558,785 under the SPAC Transaction have been recognized in accordance with IFRS 2 — Share-based Payment, related to the earnouts with market performance vesting conditions as described in Note 1.

These earnouts relate to shares granted to previous Lifezone Holdings shareholders and Sponsor shareholders. In addition, related to the SPAC Transaction, Lifezone has recognized $76,857,484 as SPAC transaction expenses to account for the excess of fair value of equity in Lifezone issued to participating (non-redeeming) GoGreen shareholders over the fair value of GoGreen’s identifiable net assets acquired classified as a service of a stock exchange listing in accordance with IFRS 2, paragraph 10.7.

Lifezone capitalized drilling, site costs, exploration, study costs and resettlement compensation expenses during year ended December 31, 2023, and 2022 to exploration and evaluation assets following advancement in its exploration and study program as disclosed in detail in Note 16.